College Retirement Equities Fund	Supplement

College Retirement Equities Fund (“CREF”)

CREF Stock Account

SUPPLEMENT NO. 1
dated May 23, 2025 to the Statutory Prospectus dated May 1, 2025

The third full paragraph on page 75 of the CREF Prospectus should be replaced with the following: “On November 30, 2025, the Account’s name is expected to change from CREF Stock Account to CREF Total Global Stock Account.”

MGN-CREFSTAT-0525P